UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

PFO GLOBAL, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-167380	65-0434332
(Commission File Number)	(I.R.S. Employer Identification No.)

7501 Esters Blvd., Suite 100, Irving, TX 75063

(Address of principal executive offices)

(972) 573-6135

(Issuer's telephone number)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 22, 2015, PFO Global, Inc. (the “Company”) intends to hold a conference call with stockholders of the Company, to provide an update regarding recent developments involving the Company. The Company plans to use the presentation attached hereto as Exhibit 99.1 during such conference call.

The information included in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On July 21, 2015, the Company issued a press release containing an open letter to the Company’s stockholders. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	July 2015 stockholder presentation materials.
99.2	Press Release dated July 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 22, 2015

PFO GLOBAL, Inc.

By	/s/ Tim Kinnear
Name: Tim Kinnear
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	July 2015 stockholder presentation materials.
99.2	Press Release dated July 21, 2015.